SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Jun. 30, 2018	Mar. 31, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
15.	SUBSEQUENT EVENTS

Subsequent to June 30, 2018, the Company converted $4,732,853 of convertible loans and interest into 102,509,278 common shares in accordance with their terms. As at July 20, 2018, 102,509,278 of these common shares were issued.

Due to an anti-dilution clause in warrant agreements for certain outstanding warrants, an additional 10,192,712 warrants were issued to the $0.4868 warrant holders and 945,710 warrants were issued to the $0.2952 warrant holders. Furthermore, as a result of the anti-dilution clause, the exercise price of the warrants changed from $0.4868 to $0.3714 and from $0.2952 to $0.2300 as a result of loan and interest conversion transaction for shares that have been issued as a result of the July 20, 2018 conversions described above.

17.	SUBSEQUENT EVENTS

(a) Subsequent to March 31, 2018, Exchangeable Shareholders exchanged 3,000,000 exchangeable shares into Common Stock.

(b) On June 11, 2018, the Company increased the number of authorized shares of Common Stock from 250,000,000 to 500,000,000 and issued 39,545,776 common shares related to the conversion of notes payable at March 31, 2018. (Note 10(b))

(c) Subsequent to March 31, 2018, the Company’s board granted 6,000,000 options at $0.0649 that immediately vested to the CEO of the Company with a 10 year expiry and 750,000 options at $0.0462 were granted to our Chief Commercial Officer that vest over three years from the anniversary of the grant and expire in 7 years.

(d) Subsequent to March 31, 2018, an affiliate of one of the Company’s major shareholders who is also a director provided an aggregate amount of $1,960,000 in term loans to the Company that bears interest at a fixed rate of 1% per month and matures on April 30, 2019.

(e) Subsequent to March 31, 2018, the China JV was formally formed and the Company will account for it as of the date of formation.